Exhibit 10.15

ALMOST FAMILY, INC.

2007 STOCK AND INCENTIVE COMPENSATION PLAN

FORM OF STOCK OPTION AGREEMENT

This is a STOCK OPTION AGREEMENT (the "Agreement") dated as of _______________, (the "Grant Date") by and between Almost Family, Inc. (the "Company"), and _________(the "Optionee").

Recitals

A.    The Board of Directors of the Company (the "Board") adopted the Almost Family, Inc. 2007 Stock and Incentive Compensation Plan (the "Plan") on May 25, 2007, and the Plan was approved by the Company’s shareholders on July 27, 2007.

B.        The Compensation Committee of the Board (the “Committee”) has determined that it is in the best interests of the Company and appropriate to the stated purposes of the Plan that the Company grant to the Optionee an option to purchase shares of the Company’s common stock ("Shares") pursuant and subject to the terms, definitions, and conditions of the Plan, in the form of a nonqualified option that is exempt from Code Section 409A.

C.        Any capitalized terms used but not defined herein shall have the respective meanings given them in the Plan, a copy of which is attached hereto and incorporated by reference herein in its entirety.

NOW, THEREFORE, the Company and the Optionee do hereby agree as follows:

SECTION 1 – GRANT OF OPTION

Subject to the terms and conditions of this Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase all or any part from time to time of Shares as set forth below:

TYPE OF OPTION	NUMBER OF SHARES

Nonqualified Stock Options	_________

SECTION 2 – OPTION PRICE

The Option Price hereunder is $______ per Share, which is not less than 100% of the Fair Market Value of a Share on the Grant Date.

SECTION 3 – DURATION OF OPTION

The Option shall become exercisable (vested) with respect to ____% [describe vesting schedule] of the Option Shares granted on the first annual anniversary of the Grant Date, and with respect to an additional ____% of the Option Shares granted on each of the ________ annual anniversaries. Once exercisable with respect to a number of Shares, the Option shall remain exercisable with respect to that number of Shares (subject to reduction for exercise) until the tenth anniversary of the Grant Date, subject to such shorter period as might apply under Sections 6 and 8 of this Agreement. The Optionee’s unexercised right to purchase shares of Option Stock shall cumulate and carry-over to subsequent twelve-month periods.

SECTION 4 – EXERCISE OF OPTION

During the Option Period, the Optionee may exercise the Option upon compliance with the following additional terms:

(a)       Method of Exercise. The Optionee shall exercise portions of the Option by written notice, which shall:

(i)        state the election to exercise the Option, the number of Shares in respect of which it is being exercised, and the Optionee’s address and Social Security Number;

(ii)       contain such representations and agreements, if any, as the Company’s Board or the Committee may require concerning the holder’s investment intent regarding such Shares;

(iii)	be signed by the Optionee; and

(iv)      be in writing and delivered in person or by certified mail to the Chairman of the Committee.

(b)       Payment Upon Exercise of Option. Payment of the full Option Price for Shares upon which the Option is exercised, plus any income and employment tax withholding (if applicable), shall accompany the written notice of exercise described above. Payment may be made (i) in cash; (ii) by personal check; (iii) by transfer of other Shares which (A) in the case of Shares acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares with respect to which the Option or portion thereof is being exercised; or (iv) by surrender of Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the shares with respect to which the Option or portion thereof is being exercised. The Company shall cause to be issued and delivered to the Optionee the certificate(s) representing such Shares as soon as practicable following the receipt of notice and payment described above.

SECTION 5 – NONTRANSFERABILITY OF OPTION

The Option shall not be transferable or assignable by the Optionee, except that Optionee can transfer the Option to a Permitted Transferee under Section 14.14 of the Plan. Upon any such transfer, the Permitted Transferee will be deemed the Optionee for purposes of exercise herunder, subject to applicable tax rules. The Option shall be exercisable, during the Optionee’s lifetime, only by him. The Option shall not be pledged or hypothecated in any way, and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any process upon the Option, shall be null, void, and without effect.

SECTION 6 – EFFECT OF AMENDMENT, SUSPENSION,

OR TERMINATION OF EXISTING OPTIONS

The Board can amend or terminate the Plan at any time, and the Committee may amend your Option Agreement, but no amendment, suspension, or termination of the Plan will impair your Option without your consent, subject to the Company's right to fully vest and accelerate your option in the event of a Change in Control.

SECTION 7 – RESTRICTIONS ON ISSUING SHARES

Shares shall not be issued pursuant to the exercise of the Option unless the issuance and transferability of the Shares shall comply with all relevant provisions of law, including, but not limited to, the (i) limitations, if any, imposed by applicable state law, and (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission. The Committee may, in its discretion, determine if such restrictions or such issuance of shares so complies with all relevant provisions of law.

SECTION 8 – EXERCISE AFTER TERMINATION OF SERVICE

After an Optionee’s Termination of Service due to death, Disability or Retirement on or after age 65, an Option may be exercised only with respect to the number of Shares which the Optionee could have acquired by an exercise of the Option immediately before the Termination of Service, but in no event after the expiration date of the Option as specified in Section 3. The right to exercise will expire at the earlier of the expiration of the Option Period or one year after the Employee’s death, Disability, or Retirement.1 Any Option exercised under this Section may be exercised by the legal representative of the estate of the Employee or by the person or persons

_________________________

1  Where an Optionee has received Incentive Stock Options and terminates service due to Retirement, the right to exercise will expire three months after the Optionee's Retirement; provided, however, if an Incentive Stock Option is not exercised after three months, it will remain exercisable for the longer period allowed for Retirement (one year) as if it were a Nonqualified Stock Option and will be a Nonqualified Stock Option when exercised who acquire the right to exercise such Option by bequest or inheritance. Ifthe Committee determines in the particular case that there was Cause for Termination of Service, the right to exercise the Option shall immediately terminate upon Termination of Service. Absent death, Disability, Retirement, or a finding of Cause, the Option shall remain exercisable for the shorter of the Option Period or three months following Termination of Service.

For purposes of this Agreement, “Cause” shall mean the Optionee’s (i) willful failure to perform such Optionee’s reasonably assigned duties; (ii) repeated gross negligence in performing such Optionee’s duties; (iii) illegal conduct in performing such Optionee’s duties; (iv) willful actions contrary to the Company’s interest; (v) repeated refusal to comply with the reasonable and lawful instructions of management of the Company or a Subsidiary; or (vi) violation of the obligations imposed on the Optionee under any confidentiality or solicitation covenants to which the Optionee is bound under the terms of this Agreement or otherwise.

SECTION 9 – ACKNOWLEDGEMENTS

The Optionee acknowledges receipt contemporaneously herewith of a copy of the Plan, and the Optionee accepts the Option subject to all the terms and provisions of the Plan. Any capitalized term used herein and not otherwise defined shall have the meaning given in the Plan. The Optionee acknowledges that nothing contained in the Plan or this Agreement shall (i) confer upon the Optionee any additional rights to continued employment by the Company, or any corporation related to the Company; or (ii) interfere in any way with the right of the Company to terminate the Optionee’s employment or change the Optionee’s compensation at any time.

SECTION 10 – TERM OF AGREEMENT

This Agreement shall terminate upon the earlier of (i) complete exercise or termination of the Option; (ii) mutual agreement of the parties; or (iii) expiration of the Option Period.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date set forth in the preamble hereto, but actually on the dates set forth below.

ALMOST FAMILY, INC.

By
Optionee		William B. Yarmuth Chairman of the Board, President & Chief Executive Officer

Date	Date

ALMOST FAMILY, INC.

2007 STOCK AND INCENTIVE COMPENSATION PLAN

FORM OF STOCK OPTION AGREEMENT FOR NON-EMPLOYEE DIRECTORS

This is a STOCK OPTION AGREEMENT (the "Agreement") dated as of _______________, (the "Grant Date") by and between Almost Family, Inc. (the "Company"), and _____ (the "Optionee").

Recitals

A.        The Board of Directors of the Company (the "Board") adopted the Almost Family, Inc. 2007 Stock and Incentive Compensation Plan (the "Plan") on May 25, 2007, and the Plan was approved by the Company’s shareholders on July 27, 2007.

B.        The Board and the Compensation Committee of the Board (the “Committee”) have determined that it is in the best interests of the Company and appropriate to the stated purposes of the Plan that the Company grant to the Optionee an option to purchase shares of the Company’s common stock ("Shares") pursuant and subject to the terms, definitions, and conditions of the Plan, in the form of a nonqualified option that is exempt from Code Section 409A.

C.        Any capitalized terms used but not defined herein shall have the respective meanings given them in the Plan, a copy of which is attached hereto and incorporated by reference herein in its entirety.

NOW, THEREFORE, the Company and the Optionee do hereby agree as follows:

SECTION 1 – GRANT OF OPTION

Subject to the terms and conditions of this Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase all or any part from time to time of Shares as set forth below:

TYPE OF OPTION	NUMBER OF SHARES

Nonqualified Stock Options	______

SECTION 2 – OPTION PRICE

The Option Price hereunder is $_____ per Share, which is not less than 100% of the Fair Market Value of a Share on the Grant Date.

SECTION 3 – DURATION OF OPTION

The Option shall become exercisable (vested) with respect to ____% [describe vesting schedule] of the Option Shares granted on ___________. Once exercisable with respect to the Shares, the Option shall remain exercisable with respect to that number of Shares (subject to reduction for exercise) until the tenth anniversary of the Grant Date, subject to such shorter period as might apply under Sections 6 and 8 of this Agreement. If the Optionee experiences a Termination of Service before May 15, 2010, the Optionee will forfeit the Option Shares granted in this Agreement.

SECTION 4 – EXERCISE OF OPTION

During the Option Period, the Optionee may exercise the Option upon compliance with the following additional terms:

(a)       Method of Exercise. The Optionee shall exercise portions of the Option by written notice, which shall:

(i)        state the election to exercise the Option, the number of Shares in respect of which it is being exercised, and the Optionee’s address and Social Security Number;

(ii)       contain such representations and agreements, if any, as the Company’s Board or the Committee may require concerning the holder’s investment intent regarding such Shares;

(iii)	be signed by the Optionee; and

(iv)      be in writing and delivered in person or by certified mail to the Chairman of the Committee.

(b)       Payment Upon Exercise of Option. Payment of the full Option Price for Shares upon which the Option is exercised, plus any income and employment tax withholding (if applicable), shall accompany the written notice of exercise described above. Payment may be made (i) in cash; (ii) by personal check; (iii) by transfer of other Shares which (A) in the case of Shares acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares with respect to which the Option or portion thereof is being exercised; or (iv) by a written election to have the Company retain that number of Shares subject to the Option having an aggregate Fair Market Value equal to the aggregate exercise price of the Option; or (v) by any combination thereof. The Company shall cause to be issued and delivered to the Optionee the certificate(s) representing such Shares as soon as practicable following the receipt of notice and payment described above. Any surrender by a person subject to the reporting requirement of Section 16(b) of the Exchange Act of previously owned Shares upon exercise of an Option must comply with the applicable provisions of Rule 16b-3 under the Exchange Act.

SECTION 5 – NONTRANSFERABILITY OF OPTION

The Option shall not be transferable or assignable by the Optionee, except that Optionee can transfer the Option to a Permitted Transferee under Section 14.14 of the Plan. Upon any such transfer, the Permitted Transferee will be deemed the Optionee for purposes of exercise herunder, subject to applicable tax rules. The Option shall be exercisable, during the Optionee’s lifetime, only by him. The Option shall not be pledged or hypothecated in any way, and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any process upon the Option, shall be null, void, and without effect.

SECTION 6 – EFFECT OF AMENDMENT, SUSPENSION,

OR TERMINATION OF EXISTING OPTIONS

The Board can amend or terminate the Plan at any time, and the Committee may amend your Option Agreement, but no amendment, suspension, or termination of the Plan will impair your Option without your consent, subject to the Company's right to fully vest and accelerate your option in the event of a Change in Control.

SECTION 7 – RESTRICTIONS ON ISSUING SHARES

Shares shall not be issued pursuant to the exercise of the Option unless the issuance and transferability of the Shares shall comply with all relevant provisions of law, including, but not limited to, the (i) limitations, if any, imposed by applicable state law, and (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission. The Committee may, in its discretion, determine if such restrictions or such issuance of shares so complies with all relevant provisions of law.

SECTION 8 – EXERCISE AFTER TERMINATION OF SERVICE

After an Optionee’s Termination of Service as a Director, an Option may be exercised only with respect to the number of Shares which the Optionee could have acquired by an exercise of the Option immediately before the Termination of Service, no later than one year after the Termination of Service, but in no event after the expiration date of the Option as specified in Section 3.

Notwithstanding any provision of this Agreement, if the Committee determines in the particular case that the Director’s Termination of Service occurred as a result of removal for cause, the right to exercise the Option shall immediately terminate upon Termination of Service.

SECTION 9 – ACKNOWLEDGEMENTS

The Optionee acknowledges receipt contemporaneously herewith of a copy of the Plan, and the Optionee accepts the Option subject to all the terms and provisions of the Plan. Any capitalized term used herein and not otherwise defined shall have the meaning given in the Plan. The Optionee acknowledges that nothing contained in the Plan or this Agreement shall (i) confer upon the Optionee any additional rights to continued employment by the Company, or any corporation related to the Company; or (ii) interfere in any way with the right of the Company to terminate the Optionee’s employment or change the Optionee’s compensation at any time.

SECTION 10 – TERM OF AGREEMENT

This Agreement shall terminate upon the earlier of (i) complete exercise or termination of the Option; (ii) mutual agreement of the parties; or (iii) expiration of the Option Period.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date set forth in the preamble hereto, but actually on the dates set forth below.

ALMOST FAMILY, INC.

By
Optionee		William B. Yarmuth Chairman of the Board, President & Chief Executive Officer

Date	Date

ALMOST FAMILY, INC.

2007 STOCK AND INCENTIVE COMPENSATION PLAN

FORM OF RESTRICTED STOCK AWARD AGREEMENT

Almost Family, Inc. ("AFAM") grants as of _______________ (the "Grant Date") to __________________(the "Employee" or "you") the number of shares set forth below of the common stock of AFAM under the Almost Family, Inc. 2007 Stock and Incentive Compensation Plan (the "Plan"). A copy of the Plan is attached, and any capitalized terms used but not defined in this Agreement shall have the meaning given them in the Plan.

GRANT OF AWARD. Subject to the terms and conditions of this Agreement and the Plan, AFAM hereby grants to you a Restricted Stock Award in the amount of ________shares of Stock (the "Shares"). These shares will be issued to you after you sign this Agreement, but are subject to forfeiture upon your Termination of Service with AFAM.

RESTRICTION PERIOD. The Restricted Stock vests on the ______ annual anniversary of the Grant Date stated above, provided that you have not incurred a Termination of Service with AFAM before that vesting date. However, your Restricted Stock will become 100% vested upon your death, Disability or Retirement before the vesting date.

TAXATION OF AWARD. Your Restricted Stock will be taxable when it vests, at the value on the vesting date. See the attachment to this Agreement explaining your alternative to include the value of the shares in income within 30 days of the Grant Date. You may only choose this option if you make arrangements satisfactory to AFAM to pay any required withholding taxes due now if the election is made. Check below if you wish to make this election:

___	I elect to make an 83(b) tax election to include the value of Shares granted to me in income now.

TRANSFER RESTRICTIONS. Until such time as the Shares become vested in accordance with provisions set forth above, the Shares shall not be transferred, pledged or disposed of except by will or the laws of descent and distribution, and are subject to forfeiture in accordance with this Agreement and the Plan.

ACKNOWLEDGMENTS. By signing below, you acknowledge that you have received a copy of the Plan, and you hereby accept the Shares subject to all the terms and provisions of the Plan. Nothing contained in the Plan or this Agreement shall give you any rights to continued employment by AFAM or interfere in any way with the right of AFAM to terminate your employment or change your compensation at any time.

STOCK POWER. To effect the transfer to AFAM of the Shares upon your Termination of Service, you hereby execute the following with your signature below: “By signing below, I hereby appoint the Secretary of AFAM as my agent, authorized representative and attorney, to transfer the Shares I receive under this Award to AFAM upon my Termination of Service prior to the vesting date (other than on account of death, Disability or Retirement), without consideration therefore, and no further authorization or signature by me shall be required. Within five days after receipt of a written request from AFAM, I hereby agree to provide such additional information and to execute and deliver such additional documents as may reasonably be necessary to effect this transfer.”

ALMOST FAMILY, INC.

By
Employee		William B. Yarmuth Chairman of the Board, President & Chief Executive Officer

Important Information About Section 83(b) Election

to Include Value of Restricted Stock Grant in Income at Grant Date:

As a recipient of a restricted stock grant under Almost Family, Inc. 2007 Stock and Incentive Compensation Plan, you may make an election (called an "83(b) election") to recognize compensation income when the stock is granted, even though the stock is then subject to a risk of forfeiture (vesting). Making an 83(b) election causes current taxation of the fair market value of the stock granted, and withholding taxes are immediately due. If you make an 83(b) election, you must make arrangements satisfactory to AFAM to pay those withholding taxes now.

By making an 83(b) election, any later appreciation in the stock will be taxed as capital gain income, and your holding period for capital gain purposes will begin on the date of taxation. An 83(b) election must be made, if at all, within 30 days after the transfer of the stock to you.

The downside of making an 83(b) election is that the election is irrevocable. Also, if you forfeit the stock, you will not receive any deduction for the amount previously included in income.

To the extent an 83(b) election is not made, AFAM will be treated as the owner of the stock that continues to be subject to restriction for tax purposes, so any dividends will be treated as compensation paid to you by AFAM, and will therefore be subject to withholding and FICA and Medicare taxes.

ELECTION TO INCLUDE VALUE

OF RESTRICTED STOCK AWARD IN GROSS INCOME

PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

__________________________ [insert date]

The undersigned hereby elects, under IRC Section 83(b) to include in gross income, as compensation for services, the excess of the fair market value at the time of transfer of the property described below over the amount paid for such property.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1.	The name, address and social security number of the undersigned:

Name: __________________________

Address: ________________________________________________

________________________________________________________

_________________________________________________________

SSN: __________________________________

2.          The property with respect to which the election is being made is common stock of Almost Family, Inc.

3.          The property was transferred on _____________________________ [insert date]. The taxable year for which election is made is calendar year 20____.

4.          The nature of the restrictions or risks of forfeiture to which the property is subject is that if the undersigned ceases to be employed by Almost Family or its subsidiary, the unvested portion of the undersigned's restricted stock will be forfeited. The undersigned vests in the property three years from the date of grant, or upon earlier death, disability or termination on or after age 65.

5.          The fair market value of property at the time of transfer (determined without regard to any lapse restriction) was $_____________.

6.	The taxpayer received the property solely for the performance of services.

7.          Copies of this statement have been have been furnished, as required by Reg 1.83-2(d), to Almost Family, Inc. and its subsidiary for which the services were performed.

___________________________________

Instructions for Filing: File this statement within 30 days from the Grant Date with IRS at the address you will use to file your 1040 for the tax year involved as stated in item 3 above, AND file it with your tax return for that year.